UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[   ]        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]        Definitive Proxy Statement
[   ]        Definitive Additional Materials
[   ]        Soliciting Material Pursuant to Section 240.14a-12

DOUGLAS LAKE MINERALS INC.
(Name of Registrant as Specified in Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]        No fee required.
[   ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)         Title of each class of securities to which transaction applies: N/A

2)         Aggregate number of securities to which transaction applies: N/A

3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)         Proposed maximum aggregate value of transaction: N/A

5)         Total fee paid: N/A

[   ]         Fee paid previously with preliminary materials.

[   ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)         Amount Previously Paid: N/A

2)         Form, Schedule or Registration Statement No.: N/A

3)         Filing Party: N/A

4)         Date Filed: N/A

SCHEDULE 14A PROXY STATEMENT
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

This Preliminary Proxy Statement is being filed with the SEC pursuant to Rule 14a-6 of the Securities Exchange Act of 1934. Douglas Lake Minerals Inc. intends to release a Definitive Proxy Statement substantially in the form hereof to its shareholders on or about November 25, 2008, although such date (as well as the other dates as set forth in this Preliminary Proxy Statement) are subject to change in the discretion of Douglas Lake Minerals Inc., in compliance with any and all applicable laws, rules and regulations.

DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

PROPOSAL TO INCREASE AUTHORIZED SHARE CAPITAL - YOUR VOTE IS IMPORTANT

To the Shareholders of Douglas Lake Minerals Inc.:

On behalf of the board of directors of Douglas Lake Minerals Inc. (the "Company"), I cordially invite you to attend a Special Meeting of stockholders to be held at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

  a proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share; and

  a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional Proxies.

Our board of directors has unanimously approved the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital and recommends that you vote "FOR" such proposal and "FOR" the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional Proxies.

The proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will not be effectuated unless the proposal is approved by the holders of at least a majority of the voting power of the outstanding shares of our common stock. Your vote is important. We encourage you to read the accompanying Proxy Statement in its entirety. You may also obtain additional information about Douglas Lake Minerals Inc. from documents filed with the Securities and Exchange Commission.

Whether or not you plan to attend the Special Meeting, please take the time to submit a Proxy by following the instructions on your Proxy Card as soon as possible. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote in accordance with the voting instruction form furnished by your broker, bank or nominee. If you do not vote or do not instruct your broker, bank or nominee how to vote, it will have the same effect as voting against the adoption of the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

If you sign, date and send your Proxy and do not indicate how you want to vote, your Proxy will be voted "FOR" the proposal to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional Proxies, provided that no Proxy that is specifically marked "AGAINST" the proposal to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

By Order of the Board of Directors

DOUGLAS LAKE MINERALS INC.

By: "Harpreet S. Sangha"

Harpreet S. Sangha
President and Chief Executive Officer
November 7, 2008

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DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On December 23, 2008

To the Shareholders of Douglas Lake Minerals Inc.:

We will hold a Special Meeting of the stockholders of Douglas Lake Minerals Inc. (the "Company") at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time. The purpose of the Special Meeting will be:

1. to consider and vote on a proposal to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share; and

2. to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

Only holders of record of our common stock at the close of business on November 13, 2008, the record date for the Special Meeting, may vote at the Special Meeting. Each share of our common stock is entitled to one vote on each matter to be voted upon at the Special Meeting.

Your vote is very important. Even if you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed Proxy Card to vote on the matters to be considered at the Special Meeting by signing and dating the Proxy Card and mailing it promptly in the enclosed envelope. Please ensure that signed Proxy Cards are received by the Company no later than the Special Meeting, which will be held on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time as described above. Returning a signed Proxy Card will not prevent you from attending the meeting and voting in person if you wish to do so.

Whether you attend the Special Meeting or not, you may revoke a Proxy at any time before it is voted by submitting to us a duly executed revocation of Proxy or a duly executed Proxy bearing a later date or by appearing at the Special Meeting and voting in person. You may revoke a Proxy by any of these methods, regardless of the method used to deliver your previous Proxy. Attendance at the Special Meeting without voting will not itself revoke a Proxy. If your shares are held in an account at a brokerage firm, bank or other nominee, you must contact your broker, bank or nominee and follow their instructions to revoke your Proxy.

For more information about the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital, please review the accompanying Proxy Statement.

By Order of the Board of Directors

DOUGLAS LAKE MINERALS INC.

By: "Harpreet S. Sangha"

Harpreet S. Sangha
President and Chief Executive Officer

November 7, 2008

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Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital or passed upon the adequacy or accuracy of the disclosure in the Proxy Statement. Any representation to the contrary is a criminal offense.

This Preliminary Proxy Statement is dated November 7, 2008.

The Definitive Proxy Statement will first be mailed to stockholders on or about November 25, 2008.

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DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

PROXY STATEMENT

To the Shareholders of Douglas Lake Minerals Inc.:

This Proxy Statement and the accompanying Proxy Card are furnished to the holders of common stock of Douglas Lake Minerals Inc., a Nevada corporation (the "Company"), by the Board of Directors of the Company (the "Board of Directors"), in connection with a Special Meeting of the stockholders of Douglas Lake Minerals Inc. (the "Company") to be held at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time. The purpose of the Special Meeting will be:

1. to consider and vote on a proposal to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share; and

2. to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

The Board of Directors has approved, and recommends the shareholders of the Company approve, the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital. If this proposal is approved by the shareholders of the Company, it will be effected by the filing of a Certificate of Amendment to the Articles of Incorporation of the Company with the Secretary of State of Nevada.

This Proxy Statement, together with the Notice of Special Meeting of Stockholders and the accompanying Proxy Card, is to be first mailed to Company shareholders on or about November 25, 2008.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S
AUTHORIZED SHARE CAPITAL

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital. These questions and answers may not address all questions that may be important to you as a stockholder of Douglas Lake Minerals Inc. Please refer to the more detailed information contained elsewhere in this Proxy Statement. In this Proxy Statement, the terms "Company," "we," "our," "ours," and "us " refer to Douglas Lake Minerals Inc.
Q:	Why am I receiving this Proxy Statement?
A:

The Company's board of directors has determined that it is in the Company's best interests to amend the Company's Articles of Incorporation to increase the Company's authorized share capital. The Company needs the approval of at least a majority of the voting power of the outstanding shares of our common stock in order to amend its Articles of Incorporation. Our board of directors is providing this Proxy Statement to give you information for use in determining how to vote on the proposals submitted to the stockholders at the Special Meeting of our stockholders. You should read this Proxy Statement carefully. The enclosed Proxy Card allows you, as our stockholder, to vote your shares without attending the Special Meeting.

Q:	When and where is the Special Meeting?

A:

The Special Meeting of stockholders will take place at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time.

Q:	What matters will be voted on at the Special Meeting?
A:

You will vote on a proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and a proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary or appropriate.

Q:	Who can vote or submit a Proxy to vote and attend the Special Meeting?
A:

All stockholders as of the close of business on November 13, 2008, the record date for the Special Meeting, are entitled to receive notice of and to attend and vote or submit a Proxy to vote at the Special Meeting. If you want to attend the Special Meeting and your shares are held in an account at a brokerage firm, bank or other nominee, you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date.

Q:	What approval of the stockholders of Douglas Lake Minerals Inc. is required?
A:

The proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital must be approved by the holders of at least a majority of our outstanding shares of common stock. The proposal to adjourn the Special Meeting to solicit additional proxies must be approved by the holders of a majority of the voting power represented at the Special Meeting, provided that a quorum, which, pursuant to our Bylaws, consists of 10% of our outstanding shares entitled to vote at any meeting, is present in person on by proxy.

Q:	How does our board of directors recommend that I vote?
A:

Our board of directors recommends that you vote "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary or appropriate.

Q:	Why is our board of directors recommending that I vote "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital?
A:

The purpose of the proposed increase in the Company's authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including financing activities, without the requirement of further action by the shareholders of the Company. The Board of Directors believes that increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

Q:	How many votes am I entitled to cast for each share of Douglas Lake Minerals Inc. stock I own?
A:	For each share of our common stock that you own on November 13, 2008, the record date for the Special Meeting, you are entitled to cast one vote on each matter voted upon at the Special Meeting.
Q:	I don't hold a significant number of Douglas Lake Minerals Inc. shares; do I still need to vote my shares?
A:

Yes, your vote is important. Since we need the approval of a majority all of our outstanding shares to approve the amendment of the Company's Articles of Incorporation to increase the Company's authorized share capital, your vote is important.

Q:	How do I cast my vote?
A:

Before you vote, you should read this Proxy Statement in its entirety and carefully consider how the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital may affect you. Then, if you were a holder of record at the close of business on November 13, 2008, you may vote by submitting a Proxy for the Special Meeting. You can submit your Proxy by completing, signing, dating and returning the enclosed Proxy Card in the accompanying preaddressed envelope. You may also attend the Special Meeting and vote your shares in person whether or not you sign and return your Proxy Card.

Q:

What will happen if I abstain from voting or fail to vote on the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital or the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary?

A:

If you abstain from voting, fail to cast your vote in person or by Proxy or fail to give voting instructions to your broker, bank or nominee, it will have the same effect as a vote against the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies.

If you sign, date and send your Proxy Card and do not indicate how you want to vote, your Proxy will be voted "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary, provided that no Proxy that is specifically marked "AGAINST" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

Q:	How do I cast my vote if my Douglas Lake Minerals Inc. shares are held in "street name" by my bank, broker or another nominee?
A:

If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting directions provided by your broker, bank or nominee. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, it will not be permitted to vote your shares. This will have the same effect as voting against the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital. Please consult your broker, bank or nominee to determine how to submit your voting instructions to the record holder of your shares.

Q:	Can I change my vote after I have delivered my Proxy?
A:	Yes, you may revoke and change your vote at any time before your Proxy Card is voted at the Special Meeting. You can do this in one of three ways:

  first, you can provide a written notice to us prior to the Special Meeting stating that you would like to revoke your Proxy;

  second, you can complete and submit a later dated Proxy in writing; or

  third, if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any Proxy previously given, or you may revoke your Proxy in person; your attendance alone, however, will not revoke any Proxy that you have previously given.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change those instructions.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Proxy Cards. For example, if you hold your shares in more than one brokerage account, you may receive a set of voting materials for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please complete, sign, date and return each Proxy Card that you receive.

Q:	Where can I find out more information about Douglas Lake Minerals Inc.?
A:

We file Annual Reports on Form 10-KSB, which include our audited financial statements, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and our Proxy Statements with the Securities and Exchange Commission. You may read and copy these Reports, Proxy Statements and other information at the Securities and Exchange Commission's Public Reference Section at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains an Internet website, located at www.sec.gov, that contains these Reports, Proxy Statements and other information regarding Douglas Lake Minerals Inc. and other registrants that file electronically with the Securities and Exchange Commission.

Q:	Who can help answer my questions?
A:

If you have any questions about the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital or how to submit your Proxy, or if you need additional copies of this Proxy Statement or the enclosed Proxy Card, please call the Company at the telephone number listed below. If you would like additional copies, without charge, of this Proxy Statement you should contact:

DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

GENERAL INFORMATION CONCERNING
SOLICITATION OF PROXIES

The Procedure

The proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital requires approval of the Company's shareholders under Nevada corporate law. Pursuant to the Company's Articles of Incorporation and Bylaws and Nevada corporate law, the approval of at least a majority of the voting power of the outstanding shares of our common stock is required in order to approve the amendment to the Company's Articles of Incorporation to effectuate the increase in authorized share capital. The Company will hold a Special Meeting of its stockholders at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time for the purpose of:

  considering and voting on a proposal to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share; and

  approving the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

If you were a holder of record of the Company's shares at the close of business on November 13, 2008, you may vote on these matters by submitting a Proxy for the Special Meeting. You can submit your Proxy by completing, signing, dating and returning the enclosed Proxy Card in the accompanying preaddressed envelope. You may also attend the Special Meeting and vote your shares in person whether or not you sign and return your Proxy Card. The deadline for the delivery to the Company of written Proxies is the date and time of the Special Meeting, which is Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time.

If you sign, date and send your Proxy Card and do not indicate how you want to vote, your Proxy will be voted "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary, provided that no Proxy that is specifically marked "AGAINST" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal. The deadline for the delivery to the Company of written Proxies is the date and time of the Special Meeting, which is Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time.

The Record Date

The Board of Directors has fixed the close of business on November 13, 2008, as the record date (the "Record Date") for the determination of shareholders entitled to vote on the matters described herein. Only shareholders of the Company as of the Record Date are entitled to tender and submit to the Company written Proxies. As of November 13, 2008, there were ◆ shares of the Company's common stock issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders.

Solicitation of Proxies

Solicitation of Proxies by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by Directors, Officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward Proxy solicitation materials for shares of common stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written Proxies to approve and consent to the corporate actions described herein will be borne by the Company.

Effectiveness and Revocation of Proxies

The corporate action authorizing the amendment of our Articles of Incorporation to increase our authorized share capital will be adopted when properly completed, unrevoked Proxies are signed by shareholders of record of Company representing at least a majority of the voting power of the outstanding shares of common stock and submitted to the Company; provided, however, that all Proxies will expire, unless delivered and present to the Company, by the date and time of the Special Meeting, which is Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time.

The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Proxy Card to the Company at the following address:

DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against the corporate actions described herein.

If a Proxy Card is properly signed and returned to the Company on or before the date and time of the Special Meeting, which is Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time, unless properly revoked, the shares represented by that Proxy Card will be voted in accordance with the instructions specified thereon. If a Proxy Card is properly signed and returned to the Company without voting instructions, it will be voted "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary, provided that no Proxy that is specifically marked "AGAINST" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

You may revoke your Proxy Card or change your vote at any time before your Proxy Card is voted at the Special Meeting. You can do this in one of three ways:

  first, you can provide a written notice to us prior to the Special Meeting stating that you would like to revoke your Proxy;

  second, you can complete and submit a later dated Proxy in writing; or

  third, if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any Proxy previously given, or you may revoke your Proxy in person; your attendance alone, however, will not revoke any Proxy that you have previously given.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change those instructions.

PROPOSED INCREASE IN AUTHORIZED SHARE CAPITAL

The Board of Directors is seeking shareholder approval to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share. The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including financing activities, without the requirement of further action by the shareholders of the Company. The Board of Directors has considered potential uses of the additional authorized shares of common stock, which may include the seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements or for other general corporate purposes. Increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

The shares of common stock do not carry any pre-emptive rights. The adoption of the amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital will not of itself cause any changes in the Company's capital accounts.

The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the shareholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

One of the effects of the proposed increase in authorized share capital, if adopted, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

The Company has no current plans, proposals or arrangements to issue any of the additional shares that will become authorized share capital of the Company pursuant to the proposed increase in authorized share capital described herein.

Under Nevada law the Company's shareholders are not entitled to appraisal rights with respect to the increase in authorized share capital.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 13, 2008, concerning: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock as well as by each of our current directors and executive officers and (ii) the beneficial ownership of the Company's outstanding common stock by the Company's directors and officers as a group.

Name and Address of Beneficial Owner	Amount of Common Stock Owner and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Directors and Executive Officers
Harpreet S. Sangha President and Chief Executive Officer 400-1445 W. Georgia Street Vancouver, BC V6G 2T3	2,064,000	◆ %
Joseph Rugumyamheto Chairman of the Board 400-1445 W. Georgia Street Vancouver, BC V6G 2T3	1,000,000(2)	◆ %
Medard M.C. Kalemani Director 400-1445 W. Georgia Street Vancouver, BC V6G 2T3	Nil	Nil
Abdulkarim Hamisi Mruma Director 400-1445 W. Georgia Street Vancouver, BC V6G 2T3	Nil	Nil

Name and Address of Beneficial Owner	Amount of Common Stock Owner and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Sylvia Tang Chief Financial Officer 400-1445 W. Georgia Street Vancouver, BC V6G 2T3	150,000	◆ %
Directors and Executive Officers as a Group	3,214,000	◆ %
The M-B Trust(3) 82 Meadow Ridge Drive Winnipeg, Manitoba	3,760,000	◆ %

(1)     Based on ◆ shares of common stock issued and outstanding as of November 13, 2008. Except as otherwise indicated, the Company believes that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)     250,000 shares are held by Mr. Rugumyamheto's son and 750,000 shares are held by Sika Holdings Ltd.

(3)     Kulvinder Matharu, a former director and officer of the Company, is one of the beneficiaries of MB Trust and Mr. Matharu's wife is one of the trustees.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

To the Company's best knowledge and belief, since June 1, 2007, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

  any director or officer of the Company;

  any proposed nominee for election as a director of the Company; or

  any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To the Company's best knowledge and belief, no director of the Company has advised the Company he intends to oppose the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company has not yet determined the date of its next annual meeting of stockholders. Any stockholder wishing to have a proposal considered for inclusion in the Company's next annual meeting proxy solicitation materials must set forth such proposal in writing and file it with the Company within a reasonable time before the Company begins to print and mail its proxy materials. If you wish to submit a proposal for consideration at our next annual general meeting of stockholders but that is not to be included in a proxy statement, you must deliver the proposal in writing and file it with the Company within a reasonable time before such meeting.

OTHER INFORMATION

Delivery of Documents to Security Holders Sharing an Address

The Company reserves the right to deliver one Proxy Statement to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Proxy Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Proxy Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices or in writing via mail or facsimile as follows:

DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

In addition, if a shareholder receives multiple copies of the Proxy Statement, or if a shareholder receives multiple copies of other mailings of the Company from time to time, such shareholder may request delivery of single copies in the future by notifying the Company at the telephone number, facsimile number or address as set forth immediately above.

Financial and Other Information

For more detailed information on the Company, including financial statements, shareholders may refer to our Form 10-KSB and other periodic filings made with the SEC from time to time. Copies are available on the by notifying the Company at the telephone number, facsimile number or address as set forth above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Proxy Statement to be signed by the undersigned hereunto authorized.

By Order of the Board of Directors

DOUGLAS LAKE MINERALS INC.

By: "Harpreet S. Sangha"
Harpreet S. Sangha
President and Chief Executive Officer
November 7, 2008

DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

Our Board of Directors (the "Board of Directors") unanimously executed a written consent dated November 6, 2008, authorizing and recommending that our shareholders approve the following proposals (i) by voting at a Special Meeting of stockholders to be held at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time or (ii) by delivering a fully executed Proxy at or before the date and time of such Special Meeting:

PROPOSAL NO. 1

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL

Our Board of Directors unanimously executed a written consent dated November 6, 2008, authorizing and recommending that our shareholders approve a proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share.

PROPOSAL NO. 2

ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Our Board of Directors unanimously executed a written consent dated November 6, 2008, authorizing and recommending that our shareholders approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF PROPOSALS NO. 1 AND 2.

Effectiveness of the Increase in Authorized Share Capital

If approved by the Company's shareholders, the increase in the Company's authorized share capital will become effective upon the filing of a Certificate of Amendment to the Articles of Incorporation of the Company with the Secretary of State of the State of Nevada. The Board of Directors intends to file the Certificate of Amendment to the Articles of Incorporation as soon as practicable once shareholder approval is obtained.

Required Vote

The proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital (Proposal No. 1) must be approved by the holders of at least a majority of our outstanding shares of common stock.

The proposal to adjourn the Special Meeting to solicit additional proxies (Proposal No. 2) must be approved by the holders of a majority of the voting power represented at the Special Meeting, provided that a quorum, which, pursuant to our Bylaws, consists of 10% of our outstanding shares entitled to vote at any meeting, is present in person on by proxy.

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OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate action proposed herein, or further assistance or information is required, please contact the Company by telephoning, facsimile or mail at the telephone number, facsimile numbers or address listed above.

By Order of the Board of Directors

DOUGLAS LAKE MINERALS INC.

By: "Harpreet S. Sangha"
Harpreet S. Sangha
President and Chief Executive Officer
November 7, 2008

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DOUGLAS LAKE MINERALS INC.
Suite 400, 1445 West Georgia Street
Vancouver, British Columbia, Canada V6G 2T3
Telephone: (604) 669-0323
Facsimile: (604) 669-3645

Douglas Lake Minerals Inc. (the "Company") will hold a Special Meeting of stockholders at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Tuesday, December 23, 2008 at 10:00 a.m. Pacific Time to consider the proposals set forth below. You are invited to attend the Special Meeting and vote on the following proposals at such meeting, or you may cast your vote regarding such proposals by completing and returning this Proxy Card.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harpreet S. Sangha (President and Chief Executive Officer of the Company), or in his absence, Thomas J. Deutsch, a partner at the law firm of Lang Michener LLP (legal counsel to the Company), to represent and vote as designated below, all shares of common stock of the Company held by the undersigned as of the record date of November 13, 2008, at the Special Meeting of stockholders to be held at the place, date and time first set forth above, or any adjournment or postponement thereof.

The Board of Directors of the Company recommends a vote "FOR" these proposals. Please sign, date and return promptly.

Please mark your vote as indicated: [X]

1.    Resolved that the Articles of Incorporation of the Company be amended to increase the authorized capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.001 per share.

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

2.    Resolved that the Special Meeting (as described in the introductory paragraph above) be adjourned, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Special Meeting to approve to the first proposal above to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

The undersigned acknowledges receipt of the Notice of Special Meeting of stockholders and Proxy Statement dated November 25, 2008.

Your vote is important. The proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital must be approved by the holders of at least a majority of our outstanding shares of common stock. The proposal to adjourn the Special Meeting to solicit additional proxies must be approved by the holders of a majority of the voting power represented at the Special Meeting, provided that a quorum, which, pursuant to our Bylaws, consists of 10% of our outstanding shares entitled to vote at any meeting, is present in person on by proxy.

If you sign, date and send your Proxy Card and do not indicate how you want to vote, your Proxy will be voted "FOR" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital and "FOR" the proposal to adjourn the Special Meeting for the purpose of soliciting additional Proxies, if necessary, provided that no Proxy that is specifically marked "AGAINST" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

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IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Total number of shares held:	shares (Will apply to all shares held by the shareholder if not specified)

Please print name of shareholder:    _________________________________________________

Date of execution:                                                                                                                      , 2008

__________________________________________________
Signature of shareholder

__________________________________________________
Signature of shareholder, if held jointly

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